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                                                                  EXHIBIT 10.2.1

                            INVESTMENT FEE AGREEMENT


      THIS INVESTMENT FEE AGREEMENT ("the Agreement") is made and entered into as of the 28th day of May, 1996 by and among MERBANCO INC., an Ohio corporation ("Merbanco"), BERENSON, MINELLA & COMPANY, L.P., a Delaware limited partnership("BM&C") and FM PRECISION GOLF MANUFACTURING CORP. (the "Company").

      WHEREAS, the Company is concurrently purchasing the assets of BRUNSWICK GOLF DIVISION (the "Purchase"); and

      WHEREAS, Merbanco and BM&C have provided investment banking services to the Company in connection with the Purchase.

      NOW THEREFORE, in consideration of the mutual agreements hereafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

      Section 1 Investment Fee. Subject to the terms hereof, the Company hereby agrees to pay to each of Merbanco and BM&C $250,000 as set forth below:

      $125,000 at the time of closing of the Purchase; and

      $125,000 on the first anniversary of the closing of the Purchase; provided that such payment does not cause the Company to be in violation of the loan agreement, dated to be effective as of May 31, 1996, between the Company and STAR BANK, NATIONAL ASSOCIATION.

      Section 2 Waiver. No purported waiver by any party of any default by another party of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term or provision contained herein.

      Section 3 Entire Agreement. This Agreement sets forth the entire understanding between the parties concerning the subject matter of this Agreement and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than those set forth herein. No representation or warranty has been made by or on behalf of any party to this Agreement (or any officer, director, employee or agent thereof) to induce another party to enter into this Agreement or to abide by or consummate any transactions contemplated by any terms of this Agreement, except representations and warranties, if any, expressly set forth herein. No alteration, amendment, change or addition to this Agreement shall be binding upon any party unless in writing and signed by the party to be charged.

      Section 4 No Partnership. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of partnership or of joint venture.
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      Section 5 Captions. The captions and section numbers appearing in this
Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

      Section 6 Counterparts. This Agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same Agreement.

      The parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       FM PRECISION GOLF MANUFACTURING
                                       CORP.


                                       By:  /s/ Kenneth J. Warren
                                            --------------------------------
                                             Kenneth J. Warren, Secretary


                                       MERBANCO INC.


                                       By:  /s/ Christopher A. Johnston
                                            --------------------------------
                                            Christopher A. Johnston, President


                                       BERENSON, MINELLA & COMPANY


                                       By:  /s/ Gregg H. Feinstein
                                            --------------------------------
                                            Gregg H. Feinstein, Partner


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